SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 27-May-03


Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)


          Delaware                      333-65554-10          13-3460894
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On 27-May-03     a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     27-May-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated        27-May-03


Irwin Whole Loan Home Equity Trust
Home Equity Loan-Backed Notes
Series 2003-A

* * REVISED STATEMENT TO CERTIFICATEHOLDERS * *




                           Original      Beginning
                        Certificate    Certificate    Principal        Interest
Class         Cusip      Face Value   Balance  (1) Distribution    Distribution
A-1       464187AK9    111500000.00   104311314.89   5065396.08       168752.53
A-2       464187AQ6     27950000.00    26147993.29   1269756.24        48112.31
A-IO      464187AL7     17100000.00    17100000.00         0.00       142500.00
M-1       464187AM5     16000000.00    16000000.00         0.00        33706.67
M-2       464187AN3     12000000.00    12000000.00         0.00        37013.33
B         464187AP8     10743706.81    10743706.81         0.00        46030.81
CE              N/A            0.00           0.00         0.00            0.00

Total                  178193706.81   169203014.99   6335152.32       476115.65


                          Interest         Ending
      Realized Loss      Shortfall    Certificate
       of Principal         Amount    Balance (1)
Class
A-1            0.00            0.00    99245918.81
A-2            0.00            0.00    24878237.05
A-IO           0.00            0.00    17100000.00
M-1            0.00            0.00    16000000.00
M-2            0.00            0.00    12000000.00
B              0.00            0.00    10743706.81
CE              N/A            0.00           0.00

Total          0.00            0.00   162867862.67

AMOUNTS PER $1,000 UNIT
                                         Interest                       Ending
              Prin             Int  Carry-forward         Total          Cert.
Class Distribution    Distribution         Amount  Distribution        Balance
A-1       45.42956         1.51348        0.00000     46.94304       890.09793
A-2       45.42956         1.72137        0.00000     47.15093       890.09793
A-IO       0.00000         8.33333        0.00000      8.33333      1000.00000
M-1        0.00000         2.10667        0.00000      2.10667      1000.00000
M-2        0.00000         3.08444        0.00000      3.08444      1000.00000
B          0.00000         4.28444        0.00000      4.28444      1000.00000


                   Current
                   Pass-Through
Class              Interest Rate
A-1                          1.820%
A-2                          2.070%
A-IO                        10.000%
M-1                          2.370%
M-2                          3.470%
B                            4.820%


Principal Distributions:
Beginning Balance                                                  170614005.53
     Scheduled Principal                                              317508.45
     Prepayments (Includes Curtailments)                             4794406.07
     Net Liquidation Proceeds                                              0.00
     Loan Purchase Prices                                                  0.00
     Total Principal Remittance                                      5111914.52
     Net Realized Losses                                                   0.00
Ending Balance                                                     165502091.01
Ending Count                                                               3757

Overcollateralization Amount                                         2634228.34
Targeted Overcollateralization Amount                                4454842.67

Scheduled Interest  - Current Period - Net of Servicing Fee          1700988.50

Servicing Fee                                                         142178.34
Trustee Fee                                                             1635.05

Certificate Distribution Amount                                            0.00

Trigger Event                                                                NO

Deposit to Basis Risk Reserve Fund                                         0.00
Basis Risk Reserve Fund Balance                                         1000.00

Class A-1 Basis Risk Shortfall                                             0.00
Class A-2 Basis Risk Shortfall                                             0.00
Class M Basis Risk Shortfall                                               0.00
Class B Basis Risk Shortfall                                               0.00

Delinquency Information

30-59 del          60-89 del                      90 or more  del
 Cnt           Bal             Cnt            Bal          Cnt             Bal
  28         948452             15          662660          11           435830

*Note:above statistics do not incl loans in FC or REO.


Outstanding Loans  Foreclosure                    REO
 Cnt           Bal             Cnt            Bal          Cnt             Bal
3,757     165502091              2          273765           0                0

Current Delinquency Rate (60+days)                                     0.82915%
Rolling Three Month Delinquency Rate (60+days)                         0.52510%

Number of Loans Repurchased                                                0.00
Principal Balance of Loans Repurchased                                     0.00

Realized Losses incurred during the related Due Period                     0.00
Cumulative Realized Losses since Startup Day                               0.00

Weighted Average Gross Coupon of Mortgage Loans                       13.44233%
Weighted Average Net Coupon of Mortgage Loans                         12.43083%

Senior Enhancement Percentage                                         25.00146%

Principal Balance of Liquidated Loans                                      0.00


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Credit Suisse First Boston Mortgage Acceptance Corp.


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        U.S. Bank National Association, as Trustee